                                                                     Exhibit (n)

                           PLAN UNDER SECTION 18F-3(D)
                  AMENDED AND RESTATED AS OF SEPTEMBER 11, 2007

Filed Pursuant to Item 23(n) OF Form N-1A

                                   SECTION I.
                       FOR THE FUNDS LISTED IN SCHEDULE I
  (THOSE WITH SOME COMBINATION OF CLASSES A, B, C, I, R2, R3, R4, R5, W AND Y)

SEPARATE ARRANGEMENTS

Each class of shares will represent interests in the same portfolio of investments of the Fund and be identical except those differences that relate to
(a) the impact of the disproportionate payments made under the Rule 12b-1 plan;
(b) the impact of the disproportionate payments made because of service fees;
(c) the differences in class expenses including transfer agent fees and any other expense determined by the board to be a class expense; and (d) the difference in voting rights on the 12b-1 plan, exchange privileges and class designations. The current classes of shares are as follows:

SALES CHARGES

                       EQUITY FUNDS                    FIXED INCOME AND ALTERNATIVE FUNDS        MONEY MARKET FUNDS
           ------------------------------------   --------------------------------------------   ------------------
Class A    5.75% initial sales charge waived or   4.75% initial sales charge waived or reduced   No sales charge.
           reduced for certain purchases.         for certain purchases.

Class B    Contingent deferred sales charge ranging from 5% down to 0% after six years.

Class C    Contingent deferred sales charge of 1% on redemptions of shares held for one year or less

Class I    No sales charge

Class R2   No sales charge

Class R3   No sales charge

Class R4   No sales charge

Class R5   No sales charge

Class W    No sales charge

Class Y    No sales charge

EXPENSE ALLOCATION PROCEDURES

Ameriprise Financial, Inc. ("Ameriprise Financial"), as the Fund's administrator, on a daily basis shall allocate the income, expenses, and realized and unrealized gains and losses of the Fund on the basis of the relative percentage of net assets of each class of shares, except class specific expenses for plan administration services fees, 12b-1 fees, transfer agent fees and any other class specific fees, which shall be paid directly by the applicable class as follows:

PLAN ADMINISTRATION SERVICES FEE:

Class A    None
Class B    None
Class C    None
Class I    None
Class R2   25 basis points
Class R3   25 basis points
Class R4   25 basis points
Class R5   None
Class Y    15 basis points

12B-1 FEE:

                               FIXED INCOME AND
             EQUITY FUNDS     ALTERNATIVE FUNDS   MONEY MARKET FUNDS
           ----------------   -----------------   ------------------
Class A     25 basis points    25 basis points      10 basis points
Class B    100 basis points    100 basis points     85 basis points
Class C    100 basis points    100 basis points     75 basis points
Class I          None                None                None
Class R2    50 basis points    50 basis points           None
Class R3    25 basis points    25 basis points           None
Class R4         None                None                None
Class R5         None                None                None
Class W     25 basis points    25 basis points      10 basis points
Class Y          None                None                None

TRANSFER AGENT FEE:
The annual fee is as follows:

                             FIXED INCOME AND
            EQUITY FUNDS    ALTERNATIVE FUNDS   MONEY MARKET FUNDS
           --------------   -----------------   ------------------
Class A    $19.50/account     $20.50/account      $22.00/account
Class B    $20.50/account     $21.50/account      $23.00/account
Class C    $20.00/account     $21.00/account      $22.50/account
Class I    None
Class R2    5 basis points of average daily net assets
Class R3    5 basis points of average daily net assets
Class R4    5 basis points of average daily net assets
Class R5    5 basis points of average daily net assets
Class W    20 basis points of average daily net assets
Class Y     5 basis points of average daily net assets

     The allocation of transfer agent fees is made as follows:

     FOR CLASSES A, B, AND C

     1. A base fee, equal to the per account fee assessed to Class A, is multiplied by the total number of accounts in the three classes (A, B, and C). For example, the base fee for an equity fund is $19.50 times the total number of accounts in the three classes (A, B, and C). The total base fee for the three classes (A, B, and C) is then allocated between the three classes (A, B, and C) based on the average daily net assets of the respective classes.

     2. For Classes B and C, an additional fee, equal to the difference between the per account fee listed in the table above and the base fee, is multiplied times the number of accounts in the class. For example, the additional fee attributable to Class B shares in an equity fund is $1.00 per account ($20.50 minus $19.50) times the number of Class B accounts.

     FOR CLASS I, there is no transfer agent fee.

     FOR CLASS R2, R3, R4, AND R5 the fee is 5 basis points based on average daily net assets of the applicable class.

     FOR CLASS W, the fee is 20 basis points based on average daily net assets of Class W.

     FOR CLASS Y, the fee is 5 basis points based on average daily net assets of Class Y.

Should an expense of a class be waived or reimbursed, Ameriprise Financial first will determine that the waiver or reimbursement will not result in another class subsidizing the class, is fair and equitable to all classes and does not operate to the detriment of another class and then shall monitor the implementation and operation to assure the waiver or reimbursement operates consistent with the determination. The board shall monitor the actions of Ameriprise Financial.

EXCHANGE PRIVILEGES

Shares of a class may be exchanged for shares of the same class of another fund that is part of the RiverSource Funds.

CONVERSION PRIVILEGES

Class B shares, including a proportionate amount of shares acquired through reinvestment of distributions, will convert into Class A shares in the ninth year of ownership at relative net asset values without the imposition of any fee.

                                   SECTION II.
                       FOR THE FUNDS LISTED IN SCHEDULE II
                          (THOSE WITH CLASSES D AND E)

SEPARATE ARRANGEMENTS

Each class of shares will represent interests in the same portfolio of investments of the Fund and be identical except those differences that relate to
(a) the impact of the disproportionate payments made under the Rule 12b-1 plan;
(b) the impact of the disproportionate payments made because of service fees;
(c) the differences in class expenses including transfer agent fees and any other expense determined by the board to be a class expense; and (d) the difference in voting rights on the 12b-1 plan, exchange privileges and class designations. The current classes of shares are as follows:

          Class D shares
          Class E shares

EXPENSE ALLOCATION PROCEDURES

Ameriprise Financial, as the Fund's administrator, on a daily basis shall allocate the income, expenses, and realized and unrealized gains and losses of the Fund on the basis of the relative percentage of net assets of each class of shares, except class specific expenses for plan administration services fees, 12b-1 fees, transfer agent fees, and any other class specific fee, which shall be paid directly by the applicable class as follows:

PLAN ADMINISTRATION SERVICES FEE:

Class D   None
Class E   15 basis points

12B-1 FEE:

Class D   25 basis points of average daily net assets
Class E                      None

     TRANSFER AGENCY SERVICES FEE:

     For CLASS D, the fee is $19.50 multiplied by the total number of accounts for Class D.

     For CLASS E, the fee is 5 basis points based on average daily net assets of Class E.

Should an expense of a class be waived or reimbursed, Ameriprise Financial first will determine that the waiver or reimbursement will not result in another class subsidizing the class, is fair and equitable to all classes and does not operate to the detriment of another class and then shall monitor the implementation and operation to assure the waiver or reimbursement operates consistent with the determination. The board shall monitor the actions of Ameriprise Financial.

EXCHANGE PRIVILEGES

Shares of a class may be exchanged for shares of the same class of another fund that is part of the RiverSource Funds.

SCHEDULE I

                                                           DATED AS OF 9/11/2007

            FUNDS WITH CLASSES A, B, C, I, R2, R3, R4, R5, W AND/OR Y

EQUITY FUNDS

                                                                                    CLASSES
                                                           --------------------------------------------------------
                         FUNDS                              A     B     C    I     R2    R3    R4    R5     W    Y
---------------------------------------------------------  ---  ----  ----  ----  ----  ----  ----  ----  ----  ---
RiverSource Dimensions Series, Inc.
   RiverSource Disciplined Small and Mid Cap Equity         A     B     C    I     --    --    R4    --     W    --
   RiverSource Disciplined Small Cap Value                  A     B     C    I     R2    R3    R4    R5    --    --
RiverSource Equity Series, Inc.
   RiverSource Mid Cap Growth                               A     B     C    I     --    --    R4    --    --    --
RiverSource Global Series, Inc.
   RiverSource Emerging Markets                             A     B     C    I     --    --    R4    --    --    --
   RiverSource Global Equity                                A     B     C    --    R2    R3    R4    R5     W    --
   RiverSource Global Technology                            A     B     C    I     --    --    R4    --    --    --
RiverSource International Series, Inc.
   RiverSource Disciplined International Equity             A     B     C    I     --    --    R4    --     W    --
   RiverSource European Equity                              A     B     C    I     --    --    R4    --    --    --
   RiverSource International Opportunity                    A     B     C    I     R2    R3    R4    R5    --    --
RiverSource International Managers Series, Inc.
   RiverSource International Aggressive Growth              A     B     C    I     --    --    R4    --    --    --
   RiverSource International Equity                         A     B     C    I     --    --    R4    --    --    --
   RiverSource International Select Value                   A     B     C    I     --    --    R4    --    --    --
   RiverSource International Small Cap                      A     B     C    I     --    --    R4    --    --    --
RiverSource Investment Series, Inc.
   RiverSource Balanced                                     A     B     C    --    --    --    R4    --    --    --
   RiverSource Disciplined Large Cap Growth                 A     B     C    I     R2    R3    R4    R5    --    --
   RiverSource Diversified Equity Income                    A     B     C    I     R2    R3    R4    R5     W    --
   RiverSource Mid Cap Value                                A     B     C    I     R2    R3    R4    R5     W    --
RiverSource Large Cap Series, Inc.
   RiverSource Disciplined Equity                           A     B     C    I     R2    R3    R4    R5     W    --
   RiverSource Growth                                       A     B     C    I     R2    R3    R4    R5     W    --
   RiverSource Large Cap Equity                             A     B     C    I     R2    R3    R4    R5    --    --
   RiverSource Large Cap Value                              A     B     C    I     R2    R3    R4    R5    --    --
RiverSource Managers Series, Inc.
   RiverSource Aggressive Growth                            A     B     C    I     R2    R3    R4    R5    --    --
   RiverSource Fundamental Growth                           A     B     C    I     --    --    R4    --    --    --
   RiverSource Fundamental Value                            A     B     C    I     --    --    R4    --    --    --
   RiverSource Select Value                                 A     B     C    I     --    --    R4    --    --    --
   RiverSource Small Cap Equity                             A     B     C    I     --    --    R4    --    --    --
   RiverSource Small Cap Value                              A     B     C    I     R2    R3    R4    R5    --    --
   RiverSource Value                                        A     B     C    I     --    --    R4    --    --    --
RiverSource Market Advantage Series, Inc.
   RiverSource Portfolio Builder - Moderate                 A     B     C    --    --    --    R4    --    --    --
   RiverSource Portfolio Builder - Moderate Aggressive      A     B     C    --    --    --    R4    --    --    --
   RiverSource Portfolio Builder - Aggressive               A     B     C    --    --    --    R4    --    --    --
   RiverSource Portfolio Builder - Total Equity             A     B     C    --    --    --    R4    --    --    --
   RiverSource Small Company Index                          A     B    --    --    --    --    R4    --    --    --
RiverSource Series Trust
   RiverSource 120/20 Contrarian Equity                     A     B     C    I     --    --    --    R5    --    --
   RiverSource 130/30 U.S. Equity                           A     B     C    I     --    --    --    R5    --    --
   RiverSource Retirement Plus 2010                         A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2015                         A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2020                         A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2025                         A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2030                         A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2035                         A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2040                         A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2045                         A    --    --    --    R2    R3    R4    R5    --    Y

                                                                                    CLASSES
                                                           --------------------------------------------------------
                         FUNDS                              A     B     C    I     R2    R3    R4    R5     W    Y
---------------------------------------------------------  ---  ----  ----  ----  ----  ----  ----  ----  ----  ---
RiverSource Sector Series, Inc.
   RiverSource Dividend Opportunity                         A     B     C    I     --    --    R4    --     W    --
   RiverSource Real Estate                                  A     B     C    I     --    --    R4    --     W    --
RiverSource Selected Series, Inc.
   RiverSource Precious Metals and Mining                   A     B     C    I     --    --    R4    --    --    --
RiverSource Strategic Allocation Series, Inc.
   RiverSource Strategic Allocation                         A     B     C    I     R2    R3    R4    R5    --    --
RiverSource Strategy Series, Inc.
   RiverSource Equity Value                                 A     B     C    I     R2    R3    R4    R5     W    --
   RiverSource Small Cap Advantage                          A     B     C    I     R2    R3    R4    R5    --    --
   RiverSource Small Cap Growth                             A     B     C    I     R2    R3    R4    R5    --    --

FIXED INCOME AND ALTERNATIVE FUNDS

                                                                                    CLASSES
                                                           --------------------------------------------------------
                         FUNDS                              A     B     C    I     R2    R3    R4    R5     W    Y
---------------------------------------------------------  ---  ----  ----  ----  ----  ----  ----  ----  ----  ---
RiverSource Bond Series, Inc.
   RiverSource Core Bond                                    A     B     C    I     R2    R3    R4    R5     W    --
   RiverSource Floating Rate                                A     B     C    I     --    --    R4    --     W    --
   RiverSource Income Opportunities                         A     B     C    I     --    --    R4    --    --    --
   RiverSource Inflation Protected Securities               A     B     C    I     --    --    R4    --     W    --
   RiverSource Limited Duration Bond                        A     B     C    I     --    --    R4    --     W    --
RiverSource California Tax-Exempt Trust
   RiverSource California Tax-Exempt                        A     B     C    --    --    --    --    --    --    --
RiverSource Diversified Income Series, Inc.
   RiverSource Diversified Bond                             A     B     C    I     R2    R3    R4    R5     W    --
RiverSource Global Series, Inc.
   RiverSource Absolute Return Currency and Income          A     B     C    I     --    --    R4    R5     W    --
   RiverSource Emerging Markets Bond                        A     B     C    I     --    --    R4    --     W    --
   RiverSource Global Bond                                  A     B     C    I     --    --    R4    --     W    --
RiverSource Government Income Series, Inc.
   RiverSource Short Duration U.S. Government               A     B     C    I     --    --    R4    --     W    --
   RiverSource U.S. Government Mortgage                     A     B     C    I     --    --    R4    --    --    --
RiverSource High Yield Income Series, Inc.
   RiverSource High Yield Bond                              A     B     C    I     R2    R3    R4    R5     W    --
RiverSource Income Series, Inc.
   RiverSource Income Builder - Basic Income                A     B     C    --    --    --    R4    --    --    --
   RiverSource Income Builder - Moderate Income             A     B     C    --    --    --    R4    --    --    --
   RiverSource Income Builder - Enhanced Income             A     B     C    --    --    --    R4    --    --    --
RiverSource Market Advantage Series, Inc.
   RiverSource Portfolio Builder - Conservative             A     B     C    --    --    --    R4    --    --    --
   RiverSource Portfolio Builder - Moderate Conservative    A     B     C    --    --    --    R4    --    --    --
RiverSource Special Tax-Exempt Series Trust
   RiverSource Massachusetts Tax-Exempt                     A     B     C    --    --    --    --    --    --    --
   RiverSource Michigan Tax-Exempt                          A     B     C    --    --    --    --    --    --    --
   RiverSource Minnesota Tax-Exempt                         A     B     C    --    --    --    --    --    --    --
   RiverSource New York Tax-Exempt                          A     B     C    --    --    --    --    --    --    --
   RiverSource Ohio Tax-Exempt                              A     B     C    --    --    --    --    --    --    --
RiverSource Strategic Allocation Series, Inc.
   RiverSource Strategic Income Allocation                  A     B     C    --    --    --    --    --    --    --
RiverSource Tax-Exempt Income Series, Inc.
   RiverSource Tax-Exempt High Income                       A     B     C    --    --    --    --    --    --    --
RiverSource Tax-Exempt Series, Inc.
   RiverSource Intermediate Tax-Exempt                      A     B     C    --    --    --    --    --    --    --
   RiverSource Tax-Exempt Bond                              A     B     C    --    --    --    --    --    --    --

MONEY MARKET FUNDS

                                                                                    CLASSES
                                                           --------------------------------------------------------
                         FUNDS                              A     B     C    I     R2    R3    R4    R5     W    Y
---------------------------------------------------------  ---  ----  ----  ----  ----  ----  ----  ----  ----  ---
RiverSource Money Market Series, Inc.
   RiverSource Cash Management                              A     B     C     I    --    --    --    R5     W    Y
RiverSource Tax-Exempt Money Market Series, Inc.
   RiverSource Tax-Exempt Money Market                      A    --    --    --    --    --    --    --    --   --

SCHEDULE II

                           FUNDS WITH CLASSES D AND E

RiverSource Market Advantage Series, Inc.
   RiverSource S&P 500 Index Fund